UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     July 21, 2004
                                                 -------------------------------

                             NBC CAPITAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




        Mississippi                   1-15773                     64-0694755
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(State or Other Jurisdiction       (Commission                   (IRS Employer
        of Incorporation)          File Number)             Identification No.)



NBC Plaza, Starkville, Mississippi                                        39759
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code     (601)-343-1341
                                                       -------------------------


                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report

Item 7.          Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number                 Exhibit
         --------------                 -------

         99.1                           Press Release dated July 21, 2004



Item 12.         Results of Operations and Financial Condition.

On July 21, 2004, NBC Capital Corporation ("NBY") issued a press release announcing financial information for its fiscal second quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            NBC CAPITAL CORPORATION



                            By: /s/ Richard T. Haston
                               -------------------------------------------------
                            Richard T. Haston
                            Executive Vice President,
                            Chief Financial Officer and Treasurer

Dated:  July 21, 2004

                                INDEX TO EXHIBITS


Exhibit Number                   Exhibit
--------------                   -------

99.1                             Press Release dated July 21, 2004 *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.